Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

In the following unaudited pro forma condensed combined financial information and the accompanying notes, unless the context otherwise requires, references to “Rocket,” “we,” “us,” “our” and the “Company” refer to Rocket Companies, Inc. and its consolidated subsidiaries. Additional terms used in the unaudited pro forma condensed combined financial information and the accompanying notes are defined throughout this section. All dollar amounts presented are in millions, except per share amounts.

Introduction

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the following transactions (collectively the “Transactions”):

•	On June 30, 2025, Rocket Companies, Inc. (“Rocket”) completed the previously announced simplification of its organizational and capital structure pursuant to that certain Transaction Agreement, dated as of March 9, 2025 (as amended on April 7, 2025, the “Transaction Agreement”). Pursuant to the Transaction Agreement, on June 30, 2025, Rocket collapsed its “Up-C” structure, caused each class of common stock of Rocket to become entitled to one vote per share, and reduced its classes of common stock from four to two (the “Up-C Collapse”). As part of the Up-C Collapse:

o	Rock Holdings Inc. (“RHI”) contributed all assets and liabilities of RHI (other than its common limited liability company interests (the “Holdings LLC Units”) of Rocket, LLC (“Holdings LLC”), its shares of Class D common stock, par value $0.00001 per share of Rocket (“Class D common stock”) and equity interests in Rocket Community Fund, Woodward Insurance Holdings LLC and Woodward Insurance LLC (such entities collectively the “Retained Entities”)) to RHI II (as defined below), and distributed the interests in RHI to the holders of voting common shares of RHI. Thereafter, RHI merged with and into a wholly owned subsidiary of Rocket.
o	Rocket effected an internal reorganization pursuant to which the separate existence of Holdings LLC ceased and Eclipse Merger Limited Partnership (“Holdings LP”) continued as the surviving entity under the name “Rocket Limited Partnership,” and each issued and outstanding Holdings LLC Unit was exchanged for a number of fully paid and nonassessable partnership units of Holdings LP (“Holdings LP Units”).
o	Rocket amended its certificate of incorporation to authorize a new class of Class L common stock, par value $0.00001 per share (“Class L common stock”). Each shareholder of RHI received a number of shares of Class L common stock equal to (1) the number of shares of RHI (“RHI Shares”) held by such RHI shareholder multiplied by (2) the ratio of the number of shares of Class D common stock owned by RHI to the number of all outstanding RHI Shares, which was 56.54 shares of Class L common stock per each RHI Share. Mr. Gilbert, in consideration for his Class D common stock and paired Holdings LP Units, received a number of newly issued shares of Class L common stock equivalent to one share of Class L common stock for each share of Class D common stock held by Mr. Gilbert. In connection with the above, on June 30, 2025, Rocket issued 1,848,879,455 shares of Class L common stock.
o	Rocket and RHI II, LLC (“RHI II”) entered into an Indemnity Agreement, pursuant to which, among other things, RHI II agreed to indemnify Rocket for RHI’s liabilities that are not related to Rocket’s business.
o	The Exchange Agreement between Rocket, RHI, Mr. Gilbert, and Holdings LP was terminated, and certain information and other rights were preserved through a separate letter agreement between Rocket and Mr. Gilbert.
o	The Rock Acquisition Corporation Shareholders Agreement between RHI and its stockholders was terminated.
o	The Tax Receivable Agreement between Rocket, RHI and Mr. Gilbert (the “TRA”) and the Amended and Restated Limited Partnership Agreement of Holdings LP were each amended. Following this amendment, the TRA does not apply to any exchanges, including for the avoidance of doubt, any Holdings LLC Units exchanged as part of the reorganization described above, that occur on or following March 9, 2025. Additionally, RHI contributed its rights to receive payments under the TRA in respect of RHI’s prior exchanges to RHI II, LLC, a Michigan limited liability company and a direct wholly owned subsidiary of RHI (“RHI II”), and RHI II completed a joinder, and became party, to the TRA.
o	Rocket paid a special cash dividend of $0.80 per share to holders of Class A common stock, par value $0.00001 per share (“Class A common stock”) as of March 20, 2025 (“Special Dividend”) on April 3, 2025.

•	On July 1, 2025, Rocket completed the previously announced acquisition of Redfin Corporation (“Redfin”). Pursuant to the Agreement and Plan of Merger, dated as of March 9, 2025 (the “Redfin Merger Agreement”), by and among Rocket, Redfin, and Neptune Merger Sub, Inc., a wholly owned subsidiary of Rocket (“Redfin Merger Sub”), Redfin Merger Sub merged with and into Redfin, with Redfin continuing as a direct wholly owned subsidiary of Rocket (the “Redfin Merger”). At the effective time of the Redfin Merger, each outstanding share of Redfin common stock, par value $0.001 per share (the “Redfin Shares”) (other than shares held by (i) Redfin, including in treasury, (ii) Rocket or (iii) Rocket’s subsidiaries, including Redfin Merger Sub), was automatically converted into the right to receive 0.7926 shares of Rocket’s Class A common stock, and the cash payable in lieu of fractional shares of the merger consideration, without interest and subject to any applicable withholding taxes. In connection with the above, on July 1, 2025, Rocket issued 103,391,679 shares of Class A common stock.

•	On October 1, 2025, Rocket completed the previously announced acquisition of Mr. Cooper Group Inc. (“Mr. Cooper”). Pursuant to the Agreement and Plan of Merger, dated as of March 31, 2025 (the “Mr. Cooper Merger Agreement”), by and among Rocket, Mr. Cooper, Maverick Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Rocket (“Maverick Merger Subsidiary”), and Maverick Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Rocket (“Forward Merger Subsidiary”), Maverick Merger Subsidiary merged with and into Mr. Cooper (the “Maverick Merger”), with Mr. Cooper surviving the Maverick Merger and continuing as a direct, wholly owned subsidiary of Rocket and immediately following such Maverick Merger, in accordance with the Delaware General Corporation Law and the Delaware Limited Liability Company Act, Mr. Cooper merged with and into Forward Merger Subsidiary (the "Forward Merger" and, together with the Maverick Merger, the "Mr. Cooper Mergers"), with Forward Merger Subsidiary surviving the Forward Merger. The Mr. Cooper Mergers together with the Redfin Merger are herein referred to as the “Mergers.” At the effective time of the Mr. Cooper Mergers, each outstanding share of Mr. Cooper common stock, par value $0.01 per share (other than Mr. Cooper common stock owned directly or indirectly by Rocket, Mr. Cooper, Maverick Merger Subsidiary or Forward Merger Subsidiary immediately prior to the Maverick Effective Time), was automatically converted into the right to receive 11.00 shares of Rocket’s Class A common stock, and the cash payable in lieu of fractional shares of the merger consideration, without interest and subject to any applicable withholding taxes. In connection with the above, on October 1, 2025, Rocket issued 705,205,413 shares of Class A common stock.

•	In connection with entering into the Mr. Cooper Merger Agreement, Rocket entered into a commitment letter (the “Commitment Letter”), dated as of March 31, 2025, with JPMorgan Chase Bank, N.A., which was subsequently amended and restated on April 22, 2025 to include certain additional commitment parties (the “Commitment Parties”), pursuant to which, on the terms and subject to the conditions set forth therein, the Commitment Parties committed to provide a 364-day senior unsecured bridge term loan facility (the “Bridge Facility”) in an aggregate principal amount of up to $4,950, subject to the terms and conditions of the Commitment Letter. The commitment amount under the Commitment Letter was subsequently reduced to $950. The commitment amount was reduced to zero and the Commitment Letter was terminated upon the completion of the Mr. Cooper Financing Transactions (as defined herein).

•	The Company did not draw on the Bridge Facility, as it has incurred permanent financing in the form of $2,000 of new senior unsecured notes due 2030 and $2,000 of new senior unsecured notes due 2033. Rocket used the proceeds from the notes to (i) redeem Mr. Cooper’s 5.000% senior notes due 2026, 6.000% senior notes due 2027 and 5.500% senior notes due 2028 at redemption prices equal to 100% of the principal amount of such notes, plus accrued and unpaid interest to, but excluding, the redemption date (which was October 1, 2025), (ii) purchase for cash in a tender offer, which included a successful consent solicitation to the amendment of certain terms, Mr. Cooper’s 5.125% senior notes due 2030 (of which $574 were tendered and purchased by Rocket) and 5.750% senior notes due 2031 (of which $536 were tendered and purchased by Rocket), (iii) pay fees and expenses relating to an exchange offer for newly issued notes of Rocket Companies, which included a successful consent solicitation to the amendment of certain terms, of Mr. Cooper’s 6.500% senior notes due 2029 (of which $738 were tendered and exchanged) and 7.125% senior notes due 2032 (of which $955 were tendered and exchanged), (iv) pay fees and expenses related to the issuance of the Rocket notes mentioned above and the use of the proceeds therefrom, including the transactions described in clauses (ii) and (iii) above (collectively, the “Mr. Cooper Financing Transactions”) and (v) after the consummation of the Transactions, repay secured debt of Rocket and its consolidated subsidiaries (including Redfin, Mr. Cooper and their respective subsidiaries). All Mr. Cooper senior notes referenced in clauses (i), (ii) and (iii) above are referred to as the “Mr. Cooper Notes.”

The unaudited pro forma condensed combined statement of income (loss) for the three months ended March 31, 2026, three months ended March 31, 2025 and year ended December 31, 2025 gives effect to the Transactions as if they had occurred on January 1, 2025, the first day of Rocket’s fiscal year 2025. The unaudited pro forma condensed combined statement of income (loss) for the three months ended March 31, 2026 is based on the unaudited consolidated statement of income (loss) of Rocket for the three months ended March 31, 2026, which includes the results of Redfin and Mr. Cooper. The unaudited pro forma condensed combined statement of income (loss) for the three months ended March 31, 2025, combines the unaudited consolidated statement of income (loss) of Rocket for the three months ended March 31, 2025 and the unaudited consolidated statements of income (loss) of Redfin and Mr. Cooper, each for the three months ended March 31, 2025. The unaudited pro forma condensed combined statement of income (loss) for the fiscal year ended December 31, 2025, combines the audited consolidated statement of income (loss) of Rocket for the fiscal year ended December 31, 2025, which includes the results of Redfin and Mr. Cooper from their respective acquisition dates, and the unaudited consolidated statements of income (loss) of Redfin and Mr. Cooper for the pre-acquisition periods of the six months ended June 30, 2025 for Redfin and the nine months ended September 30, 2025 for Mr. Cooper. The unaudited pro forma condensed combined financial information contained herein does not give effect to any of the financial results of Rocket, Redfin, or Mr. Cooper following March 31, 2026.

The historical consolidated financial statements of Rocket, Redfin, and Mr. Cooper have been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to the Transactions, which are necessary to account for the Transactions in accordance with U.S. GAAP. The unaudited pro forma adjustments are based upon available information and certain assumptions that our management believes are reasonable. The following unaudited pro forma condensed combined financial information does not reflect the costs of any integration activities or benefits that may result from the realization of future cost savings from operating efficiencies, including the future impacts of Redfin’s 2025 multifamily rental listing arrangement with Zillow Inc. (“Zillow”), or any other business changes or synergies that may result from the Transactions.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed combined financial information;

•	The unaudited consolidated financial statements of Rocket for the three months ended March 31, 2026 and 2025 and the related notes, which are included in Rocket’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, and are incorporated by reference herein;

•	The audited consolidated financial statements of Rocket for the year ended December 31, 2025 and the related notes, which are included in Rocket’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and are incorporated by reference herein;

•	The unaudited consolidated financial statements of Redfin for the three months ended March 31, 2025 and the related notes, which are included in Redfin’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, and are incorporated by reference herein;

•	The unaudited consolidated financial statements of Redfin for the six months ended June 30, 2025 and the related notes, which are included in Rocket’s Current Report on Form 8-K filed with the SEC on August 11, 2025, and are incorporated by reference herein;

•	The unaudited consolidated financial statements of Mr. Cooper for the three months ended March 31, 2025 and the related notes, which are included in Mr. Cooper’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, and are incorporated by reference herein; and

•	The unaudited consolidated financial statements of Mr. Cooper for the nine months ended September 30, 2025 and the related notes, which are included in this Rocket’s Current Report on Form 8-K, on which this unaudited pro forma condensed combined financial information is attached and are incorporated by reference herein;

Accounting for the Transactions

The mergers pursuant to the Transaction Agreement (the “Up-C Collapse Mergers”) have been accounted for as an equity reorganization of Rocket, under which the stockholders of RHI became direct stockholders of Rocket. Pursuant to the Transaction Agreement, RHI stockholders exchanged their shares in RHI for shares of Class L common stock. At the effective time of the Up-C Collapse Mergers, RHI’s only material assets were its equity interests in Rocket and RHI did not have material liabilities, which would be required to be disclosed in its financial statements.

The Redfin Merger was accounted for as a business combination using the acquisition method with Rocket as the accounting acquirer in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations. Under this method of accounting, the aggregate merger consideration was allocated to Redfin’s assets acquired and liabilities assumed based upon their estimated fair values as of July 1, 2025. The process of valuing the net assets of Redfin immediately prior to the Redfin Merger, as well as evaluating accounting policies for conformity, is substantially complete; however, the tax-related liabilities and other contingencies are preliminary and subject to change as additional information becomes available and certain tax matters are finalized. Any differences between the estimated fair value of the consideration transferred and the estimated fair value of the assets acquired and liabilities assumed were recorded as goodwill. Refer to Note 1 - Basis of Presentation for more information.

The Mr. Cooper Mergers were accounted for as a business combination using the acquisition method with Rocket as the accounting acquirer in accordance with ASC Topic 805, Business Combinations. Under this method of accounting, the aggregate merger consideration was allocated to Mr. Cooper’s assets acquired and liabilities assumed based upon their estimated fair values as of October 1, 2025. The process of valuing the net assets of Mr. Cooper immediately prior to the Mr. Cooper Mergers, as well as evaluating accounting policies for conformity, is substantially complete; however, the tax-related liabilities and other contingencies are preliminary and subject to change as additional information becomes available and certain tax matters are finalized. Any differences between the estimated fair value of the consideration transferred and the estimated fair value of the assets acquired and liabilities assumed were recorded as goodwill. Refer to Note 1 - Basis of Presentation for more information.

All financial data included in the unaudited pro forma condensed combined financial information is presented in millions of U.S. Dollars unless otherwise noted, and it has been prepared on the basis of U.S. GAAP and Rocket’s accounting policies. The unaudited pro forma condensed combined financial information presented is for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the Transactions had been completed on the dates set forth above, nor is it indicative of the future results or financial position of the combined company.

Rocket Companies, Inc.

Unaudited Pro Forma Condensed Combined Statement of Income (Loss)

For the Three Months Ended March 31, 2026

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

	Rocket	Redfin Transaction Accounting Adjustments	(Note 4)	Mr. Cooper Transaction Accounting Adjustments	(Note 6)	Mr. Cooper Financing Adjustments	(Note 7)	Rocket Pro Forma Combined
Revenue
Gain on sale of loans:
Gain on sale of loans excluding fair value of originated MSRs, net	$688	$-		$-		$-		$688
Fair value of originated MSRs	688	-		-		-		688
Gain on sale of loans, net	1,376	-		-		-		1,376
Loan servicing income:
Servicing fee income	1,083	-		-		-		1,083
Change in fair value of MSRs, net	(485)	-		-		-		(485)
Loan servicing income, net	598	-		-		-		598
Interest income	507	-		-		-		507
Other income	460	-		-		-		460
Total revenue, net	2,941	-		-		-		2,941
Expenses
Salaries, commissions, and team member benefits	1,079	(3)	(a)	(17)	(a)	-		1,059
General and administrative expenses	535	-		-		-		535
Marketing and advertising expenses	345	-		-		-		345
Interest expense	349	-		-		-		349
Depreciation and amortization	146	-		-		-		146
Other expenses	87	-		-		-		87
Total expenses	2,541	(3)		(17)		-		2,521
Income (loss) before income taxes	400	3		17		-		420
(Provision for) benefit from income taxes	(103)	6	(d)	(4)	(d)	-		(101)
Net income (loss)	297	9		13		-		319
Net (income) loss attributable to non-controlling interest	-	-		-		-		-
Net income (loss) attributable to Rocket Companies	$297	$9		$13		$-		$319

Earnings (loss) per share of common stock								Note (8)
Basic	$0.11	-		-		-		$0.11
Diluted	$0.10	-		-		-		$0.11
Weighted average shares outstanding
Basic	2,828,455,368	-		-		-		2,828,455,368
Diluted	2,846,974,742	-		-		-		2,846,974,742

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Rocket Companies, Inc.

Unaudited Pro Forma Condensed Combined Statement of Income

For the Three Months Ended March 31, 2025

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

	Rocket	Up-C Collapse	(Note 2)	Rocket Pro Forma for Up-C Collapse	Redfin Reclassified (Note 3)	Redfin Transaction Accounting Adjustments	(Note 4)	Rocket Pro Forma Adjusted for Redfin Merger	Mr. Cooper Reclassified (Note 5)	Mr. Cooper Transaction Accounting Adjustments	(Note 6)	Mr. Cooper Financing Adjustments	(Note 7)	Rocket Pro Forma Combined
Revenue
Gain on sale of loans:
Gain on sale of loans excluding fair value of originated MSRs, net	$507	$-		$507	$24	$-		$531	$(17)	$-		$-		$514
Fair value of originated MSRs	265	-		265	3	-		268	164	-		-		432
Gain on sale of loans, net	772	-		772	27	-		799	147	-		-		946
Loan servicing income:
Servicing fee income	401	-		401	-	-		401	688	-		-		1,089
Change in fair value of MSRs, net	(449)	-		(449)	-	-		(449)	(295)	-		-		(744)
Loan servicing income, net	(48)	-		(48)	-	-		(48)	393	-		-		345
Interest income	201	-		201	3	-		204	197	-		-		401
Other income	176	-		176	192	-		368	21	-		-		389
Total revenue, net	1,101	-		1,101	222	-		1,323	758	-		-		2,081
Expenses
Salaries, commissions, and team member benefits	610	1	(a)	611	185	6	(a)	802	201	99	(a)	-		1,102
General and administrative expenses	261	(3)	(a)	258	60	-		318	131	-		-		449
Marketing and advertising expenses	276	-		276	41	-		317	11	-		-		328
Interest expense	109	-		109	10	1	(b)	120	204	(82)	(b)	96	(a)	321
	-	-		-	-	-		-	-	-		(17)	(b)	-
Depreciation and amortization	27	-		27	10	44	(c)	81	18	66	(c)	-		165
Other expenses	41	-		41	9	-		50	98	-		-		148
Total expenses	1,324	(2)		1,322	315	51		1,688	663	83		79		2,513
Income (loss) before income taxes	(223)	2		(221)	(93)	(51)		(365)	95	(83)		(79)		(432)
(Provision for) benefit from income taxes	11	42	(b)	53	-	35	(d)	88	(7)	4	(d)	19	(d)	104
Net income (loss)	(212)	44		(168)	(93)	(16)		(277)	88	(79)		(60)		(328)
Net (income) loss attributable to non-controlling interest	202	(202)	(c)	-	-	-		-	-	-		-		-
Net income (loss) attributable to Rocket Companies	$(10)	$(158)		$(168)	$(93)	$(16)		$(277)	$88	$(79)		$(60)		$(328)

Earnings (loss) per share of common stock														Note (8)
Basic	$(0.07)	-		-	-	-		-	-	-		-		$(0.12)
Diluted	$(0.08)	-		-	-	-		-	-	-		-		$(0.12)
Weighted average shares outstanding
Basic	147,717,296	1,848,879,483		-	-	103,391,679		-	-	705,205,413		-		2,805,193,871
Diluted	2,001,936,379	-		-	-	103,391,679		-	-	705,205,413		-		2,810,533,471

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Rocket Companies, Inc.

Unaudited Pro Forma Condensed Combined Statement of Income

For the Year Ended December 31, 2025

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

	Rocket	Up-C Collapse	(Note 2)	Rocket Pro Forma for Up-C Collapse	Redfin Reclassified (Note 3)	Redfin Transaction Accounting Adjustments	(Note 4)	Rocket Pro Forma Adjusted for Redfin Merger	Mr. Cooper Reclassified (Note 5)	Mr. Cooper Transaction Accounting Adjustments	(Note 6)	Mr. Cooper Financing Adjustments	(Note 7)	Rocket Pro Forma Combined
Revenue
Gain on sale of loans:
Gain on sale of loans excluding fair value of originated MSRs, net	$2,086	$-		$2,086	$49	$-		$2,135	$(63)	$-		$-		$2,072
Fair value of originated MSRs	1,721	-		1,721	7	-		1,728	595	-		-		2,323
Gain on sale of loans, net	3,807	-		3,807	56	-		3,863	532	-		-		4,395
Loan servicing income:
Servicing fee income	2,317	-		2,317	-	-		2,317	2,031	-		-		4,348
Change in fair value of MSRs, net	(1,530)	-		(1,530)	-	-		(1,530)	(895)	-		-		(2,425)
Loan servicing income, net	787	-		787	-	-		787	1,136	-		-		1,923
Interest income	1,191	-		1,191	8	-		1,199	662	-		-		1,861
Other income	1,286	-		1,286	441	-		1,727	68	-		-		1,795
Total revenue, net	7,071	-		7,071	505	-		7,576	2,398	-		-		9,974
Expenses
Salaries, commissions, and team member benefits	3,307	3	(a)	3,310	376	(9)	(a)	3,677	620	2	(a)	-		4,299
General and administrative expenses	1,439	9	(a)	1,448	120	-		1,568	361	-		-		1,929
Marketing and advertising expenses	1,088	-		1,088	87	-		1,175	35	-		-		1,210
Interest expense	839	-		839	21	(1)	(b)	859	606	(246)	(b)	384	(a)	1,380
	-	-		-	-	-		-	-	-		(55)	(b)	-
	-	-		-	-	-		-	-	-		(168)	(c)	-
Depreciation and amortization	290	-		290	20	88	(c)	398	40	163	(c)	-		601
Other expenses	322	-		322	12	-		334	122	-		-		456
Total expenses	7,285	12		7,297	636	78		8,011	1,784	(81)		161		9,875
Income (loss) before income taxes	(214)	(12)		(226)	(131)	(78)		(435)	614	81		(161)		99
(Provision for) benefit from income taxes	(20)	74	(b)	54	-	50	(d)	104	(148)	(18)	(d)	38	(d)	(24)
Net income (loss)	(234)	62		(172)	(131)	(28)		(331)	466	63		(123)		75
Net (income) loss attributable to non-controlling interest	166	(166)	(c)	-	-	-		-	-	-		-		-
Net income (loss) attributable to Rocket Companies	$(68)	$(104)		$(172)	$(131)	$(28)		$(331)	$466	$63		$(123)		$75

Earnings (loss) per share of common Stock														Note (8)
Basic	$(0.05)	-		-	-	-		-	-	-		-		$(0.03)
Diluted	$(0.05)	-		-	-	-		-	-	-		-		$(0.03)
Weighted average shares outstanding
Basic	1,322,362,708	911,776,183		-	-	51,695,840		-	-	528,904,060		-		2,814,738,791
Diluted	1,322,362,708	911,776,183		-	-	51,695,840		-	-	528,904,060		-		2,814,738,791

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

Rocket Companies, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

Note 1 – Basis of Presentation

The unaudited pro forma condensed combined financial information and related notes were prepared in accordance with Article 11 of Regulation S-X.

The pro forma condensed combined statements of income (loss), including all adjustments, were prepared in accordance with U.S. GAAP, presented in U.S. dollars, and give effect to each of the following transactions:

Up-C Collapse

As discussed in Note 2, the unaudited pro forma condensed combined financial information reflects the effects of the Up-C Collapse, which was accounted for as a reorganization of entities under common control. The exchange of Class D common stock and Holdings LLC Units for newly issued shares of Class L common stock does not result in a change in control under U.S. GAAP. Accordingly, the historical carrying amounts of assets and liabilities are retained. The elimination of the non-controlling interest in Holdings LLC as part of the Up-C Collapse has been accounted for in accordance with the guidance in ASC 810, Consolidation, with the difference between the carrying amount of the non-controlling interest and the consideration transferred reflected as an equity transaction.

Redfin Merger

As discussed in Note 3, certain reclassifications were made to conform the historical presentation of Redfin to that of Rocket’s financial statement presentation. Rocket has completed its evaluation of Redfin’s accounting policies and has determined that no significant adjustments were necessary to conform Redfin’s financial statements to the accounting policies used by Rocket.

The unaudited pro forma condensed combined financial information was prepared by applying the acquisition method of accounting in accordance with ASC 805, with Rocket as the accounting acquirer, using the fair value concepts defined in ASC 820, Fair Value Measurement, and based on the historical financial statements of Rocket and Redfin. Under ASC 805, all assets acquired and liabilities assumed in a business combination are recognized and measured at their assumed acquisition date fair value (or other measurement as directed by ASC 805), while transaction costs associated with the business combination are expensed as incurred. The process of valuing the net assets of Redfin immediately prior to the Redfin Merger, as well as evaluating accounting policies for conformity, is substantially complete; however, the tax-related liabilities and other contingencies are preliminary and subject to change as additional information becomes available and certain tax matters are finalized. The excess of merger consideration over the estimated fair value of assets acquired and liabilities assumed was allocated to goodwill.

Mr. Cooper Mergers

As discussed in Note 5, certain reclassifications were made to conform the historical presentation of Mr. Cooper to that of Rocket’s financial statement presentation. Rocket has completed its evaluation of Mr. Cooper’s accounting policies and has determined that no significant adjustments were necessary to conform Mr. Cooper’s financial statements to the accounting policies used by Rocket.

The unaudited pro forma condensed combined financial information was prepared by applying the acquisition method of accounting in accordance with ASC 805, with Rocket as the accounting acquirer, using the fair value concepts defined in ASC 820, Fair Value Measurement, and based on the historical financial statements of Rocket and Mr. Cooper. Under ASC 805, all assets acquired and liabilities assumed in a business combination are recognized and measured at their assumed acquisition date fair value (or other measurement as directed by ASC 805), while transaction costs associated with the business combination are expensed as incurred. The process of valuing the net assets of Mr. Cooper immediately prior to the Mr. Cooper Mergers, as well as evaluating accounting policies for conformity, is substantially complete; however, the tax-related liabilities and other contingencies are preliminary and subject to change as additional information becomes available and certain tax matters are finalized. The excess of merger consideration over the estimated fair value of assets acquired and liabilities assumed, if any, was allocated to goodwill.

The Mr. Cooper Financing Transactions

The Mr. Cooper Mergers triggered change in control provisions contained in certain of Mr. Cooper’s outstanding debt facilities (including the Mr. Cooper Notes) that required the repayment of such indebtedness. Consequently, Rocket entered into the Commitment Letter with the Commitment Parties, pursuant to which the Commitment Parties committed to provide the Bridge Facility with a capacity up to $4,950. The commitment amount under the Commitment Letter was subsequently reduced to $950 and, upon completion of the Mr. Cooper Financing Transactions, the commitment amount was further reduced to zero. The Company did not draw on the Bridge Facility, as it incurred permanent financing in the form of $4,000 of Senior Notes. Rocket used the proceeds from the notes to fund the Mr. Cooper Financing Transactions, and after consummation of the Transactions, will repay secured debt of Rocket and its consolidated subsidiaries (including Redfin, Mr. Cooper, and their subsidiaries). The debt issuance costs associated with the exchanged Mr. Cooper Notes have been capitalized and are amortized over the term of the notes. On October 1, 2025, Rocket repaid or exchanged, pursuant to the tender offer and the exchange offer described above, (a) $574 of Mr. Cooper’s 5.125% senior notes due 2030, (b) $536 of Mr. Cooper’s 5.750% senior notes due 2031, (c) $738 of Mr. Cooper’s 6.500% senior notes due 2029, and (d) $955 of Mr. Cooper’s 7.125% senior notes due 2032. Additionally, through the related consent solicitations, Rocket amended certain provisions of the above Mr. Cooper Notes, among which eliminated the change of control repurchase requirements of such notes.

Overall Presentation

The unaudited pro forma condensed combined statement of income (loss) for the three months ended March 31, 2026 has been prepared as if the Transactions had occurred on January 1, 2025 and is based on Rocket’s historical statement of income (loss) for the three months ended March 31, 2026 which includes the results of Redfin and Mr. Cooper.

The unaudited pro forma condensed combined statement of income (loss) for the three months ended March 31, 2025 has been prepared as if the Transactions had occurred on January 1, 2025 and combines Rocket’s historical statement of income (loss) for the three months ended March 31, 2025 with the historical statements of income (loss) for Redfin and Mr. Cooper, each for the three months ended March 31, 2025.

The unaudited pro forma condensed combined statement of income (loss) for the year ended December 31, 2025 has been prepared as if the Transactions had occurred on January 1, 2025 and combines Rocket’s historical statement of income (loss) for the year ended December 31, 2025, which includes the results of Redfin and Mr. Cooper from their respective acquisition dates, with the historical statements of income (loss) for Redfin and Mr. Cooper for the pre-acquisition periods of the six months ended June 30, 2025 for Redfin and nine months ended September 30, 2025 for Mr. Cooper.

Rocket Companies, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

Beginning with the first quarter of 2026, we reclassified certain interest-related activity within the Condensed Consolidated Statements of Income (Loss). Prior period amounts have been reclassified to conform to this presentation. These changes have no impact on prior period consolidated net income, financial position, or cash flows. The Rocket historical amounts for the years ended December 31, 2025, 2024, and 2023 presented within the unaudited pro forma condensed financial information have been recast from historical amounts to conform to the current presentation. The nature and amount of the reclassifications were as follows:

(a)	Deposit income related to revenue earned on deposits and other interest-related income, which were previously classified as a component of Other income, was reclassified to Interest income. The amounts reclassified were $110 for the three months ended March 31, 2025 and $690 for the year ended December 31, 2025.

(b)	Interest expense on funding facilities, which was previously presented as a component of Interest income, net, was reclassified to Interest expense within Expenses. Interest expense was previously captioned as Interest and amortization expense on non-funding debt. The amounts reclassified were $64 for the three months ended March 31, 2025 and $376 for the year ended December 31, 2025.

(c)	Interest expense on non-mortgage activity, which was previously classified as a component of Other expenses, was reclassified to Interest expense. The amounts reclassified were $8 for the three months ended March 31, 2025 and $25 for the year ended December 31, 2025.

(d)	Interest and amortization expense on non-funding debt, which was historically presented as a separate line item, was renamed to Interest expense under the current presentation.

The unaudited pro forma condensed combined financial information does not reflect any anticipated synergies or dyssynergies, operating efficiencies or cost savings that may result from the Redfin Merger or Mr. Cooper Mergers and integration costs that may be incurred. The pro forma adjustments represent management’s best estimates and are based upon currently available information and certain assumptions that Rocket believes are reasonable under the circumstances. Rocket is not aware of any material transactions between Rocket and Redfin, Rocket and Mr. Cooper, and Redfin and Mr. Cooper during the periods presented. Accordingly, adjustments to eliminate transactions between Rocket and Redfin, between Rocket and Mr. Cooper, and between Redfin and Mr. Cooper have not been reflected in the unaudited pro forma condensed combined financial information.

Note 2 – Up-C Collapse Adjustments

Adjustments related to the Up-C Collapse in the accompanying unaudited pro forma condensed combined statement of income (loss) for the three months ended March 31, 2025 and the year ended December 31, 2025 are as follows:

(a)	Reflects the consolidation of the operations of the Retained Entities, net of eliminations, as a result of the Up-C Collapse Mergers.

(b)	Reflects the estimated income tax provision assuming Rocket’s unaudited pro forma condensed combined Income (loss) before income taxes had been subject to federal and state income tax as a C-corporation utilizing an estimated blended statutory tax rate of approximately 24% for the three months ended March 31, 2025 and year ended December 31, 2025. The tax rates used for the pro forma financial information were based on the blended statutory tax rate, which differed from the actual effective tax rate. Management evaluated this difference and believes it would not have a material impact on the unaudited pro forma condensed combined financial information.

(c)	Reflects the elimination of the allocation of income (loss) to the non-controlling interest holders on the pro forma statement of income (loss) for the three months ended March 31, 2025 and year ended December 31, 2025, as a result of the transfer of 1,848,879,455 shares of Class D common stock and Holdings LLC Units in exchange for an equivalent number of shares of Class L common stock.

Note 3 – Redfin Reclassification Adjustments

During the preparation of the unaudited pro forma condensed combined financial information, Rocket’s management performed an analysis of Redfin’s financial information to identify differences in financial statement presentation as compared to the presentation of Rocket. Certain reclassification adjustments have been made to conform Redfin’s historical financial statement presentation to Rocket’s financial statement presentation.

Rocket Companies, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

A.	Refer to the table below for a summary of adjustments made to present Redfin’s consolidated statement of loss for the three months ended March 31, 2025 to conform with that of Rocket’s:

Redfin Historical Statement of Loss Line Items	Redfin Historical for the Three Months Ended March 31, 2025	Reclassification	Rocket Historical Statement of Income (Loss) Line Items(1)	Reclassification	Redfin Reclassified for the Three Months Ended March 31, 2025
Revenue	221	(221)	Gain on sale of loans excluding fair value of originated MSRs, net		24
Cost of revenue	150	(150)	Revenue	24
Technology and development	40	(40)	Fair value of originated MSRs		3
Marketing	39	(39)	Revenue	3
General and administrative	56	(56)	Interest income		3
Restructuring and reorganization	21	(21)	Revenue	2
Interest income	1	(1)	Interest income	1
Interest expense	(8)	8	Other income		192
Income tax expense	-	-	Revenue	192
Other expense, net	(1)	1	Salaries, commissions, and team member benefits		185
Net loss	(93)	-	Cost of revenue	111
			Technology and development	26
			Marketing	5
			General and administrative	29
			Restructuring and reorganization	14
			General and administrative expenses		60
			Cost of revenue	26
			Technology and development	10
			Marketing	1
			General and administrative	23
			Marketing and advertising expenses		41
			Cost of revenue	8
			Marketing	33
			Interest expense		10
			Interest expense	8
			Cost of revenue	2
			Depreciation and amortization		10
			Cost of revenue	2
			Technology and development	4
			General and administrative	4
			Other expenses		9
			Cost of revenue	1
			Restructuring and reorganization	7
			Other expense, net	1
			(Provision for) benefit from income taxes		-
			Net loss		(93)

1)	The indented Redfin line items listed beneath each Rocket line item represent amounts reclassified from the respective Redfin statement of loss line items to the corresponding Rocket statement of income (loss) line items.

Rocket Companies, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

B.	Refer to the table below for a summary of adjustments made to present Redfin’s consolidated statement of loss for the six months ended June 30, 2025 to conform with that of Rocket’s:

Redfin Historical Statement of Loss Line Items	Redfin Historical for the Six Months Ended June 30, 2025	Reclassification	Rocket Historical Statement of Income (Loss) Line Items(1)	Reclassification	Redfin Reclassified for the Six Months Ended June 30, 2025
Revenue	502	(502)	Gain on sale of loans excluding fair value of originated MSRs, net		49
Cost of revenue	329	(329)	Revenue	49
Technology and development	78	(78)	Fair value of originated MSRs		7
Marketing	87	(87)	Revenue	7
General and administrative	98	(98)	Interest income		8
Restructuring and reorganization	28	(28)	Revenue	5
Interest income	3	(3)	Interest income	3
Interest expense	(16)	16	Other income		441
Income tax expense	-	-	Revenue	441
Other expense, net	-	-	Salaries, commissions, and team member benefits		376
Net loss	(131)	-	Cost of revenue	246
			Technology and development	51
			Marketing	10
			General and administrative	50
			Restructuring and reorganization	19
			General and administrative expenses		120
			Cost of revenue	58
			Technology and development	19
			Marketing	2
			General and administrative	40
			Restructuring and reorganization	1
			Marketing and advertising expenses		87
			Cost of revenue	12
			Marketing	75
			Interest expense		21
			Interest expense	16
			Cost of revenue	5
			Depreciation and amortization		20
			Cost of revenue	5
			Technology and development	8
			General and administrative	7
			Other expenses		12
			Cost of revenue	3
			General and administrative	1
			Restructuring and reorganization	8
			(Provision for) benefit from income taxes		-
			Net loss		(131)

1)	The indented Redfin line items listed beneath each Rocket line item represent amounts reclassified from the respective Redfin statement of loss line items to the corresponding Rocket statement of income (loss) line items.

Rocket Companies, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

Note 4 – Redfin Merger Adjustments

The following pro forma adjustments have been reflected in the Redfin Transaction Accounting Adjustments column in the accompanying unaudited pro forma condensed combined statements of income (loss).

a)	Reflects the adjustment to Salaries, commissions and team member benefits with respect to net stock-based compensation expense for Rocket replacement equity awards. The pro forma impacts reflected in Salaries, commissions and team member benefits are shown in the table below:

	For the Three Months Ended March 31, 2026	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2025
Pro forma transaction accounting adjustments:
Removal of historical Redfin stock-based compensation expense	$(10)	$(15)	$(65)
Record stock-based compensation expense from replacement awards	7	21	56
Net pro forma transaction accounting adjustment to Salaries, commissions, and team member benefits	$(3)	$6	$(9)

b)	Reflects the pro forma impact to Interest expense as a result of the adjustment to the Redfin senior convertible notes to their fair values based on a 6.0% weighted average interest rate. This adjustment also reflects the elimination of historical interest expense incurred in connection with the Redfin term loan that was settled as a result of the change-in-control. The pro forma impacts reflected in Interest expense are calculated in the table below:

	For the Three Months Ended March 31, 2026	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2025
Pro forma transaction accounting adjustments:
Removal of historical interest expense	$-	$(8)	$(33)
Pro forma interest expense	-	9	32
Net pro forma transaction accounting adjustment to Interest expense	$-	$1	$(1)

c)	Represents the pro forma impact to Depreciation and amortization as a result of the adjustment to intangible assets, which reflects the elimination of historical Redfin amortization and the recognition of amortization on the fair value of the acquired intangible assets. This adjustment also reflects the elimination of amortization related to capitalized costs that Redfin had previously recharacterized from intangible assets to other assets related to the Zillow partnership announced in February 2025. The pro forma impacts reflected in Depreciation and amortization are shown in the table below:

	For the Three Months Ended March 31, 2026	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2025
Pro forma transaction accounting adjustments:
Removal of historical Redfin amortization of intangible assets and contract asset(1)	$-	$(5)	$(107)
Amortization of intangible assets	-	49	195
Net pro forma transaction accounting adjustment to Depreciation and amortization	$-	$44	$88

1)	In March 2025, Redfin had a recharacterization of intangibles assets on its consolidated balance sheet to contract asset as part of the Zillow partnership agreement entered into in February 2025.

d)	The estimated income tax impact on Redfin’s Income (loss) before income taxes, inclusive of the pro forma adjustments, utilizing an estimated blended statutory tax rate of approximately 24% for the three months ended March 31, 2026, three months ended March 31, 2025, and year ended December 31, 2025, as a result of the release of certain valuation allowance amounts in the Redfin Merger. The tax rates used for the pro forma financial information were based on the blended statutory tax rate, which differed from the actual effective tax rate. Management evaluated this difference and believes it would not have a material impact on the unaudited pro forma condensed combined financial information.

Rocket Companies, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

Note 5 – Mr. Cooper Reclassification Adjustments

During the preparation of the unaudited pro forma condensed combined financial information, Rocket’s management performed an analysis of Mr. Cooper’s financial information to identify differences in financial statement presentation as compared to the presentation of Rocket. Certain reclassification adjustments have been made to conform Mr. Cooper’s historical financial statement presentation to Rocket’s financial statement presentation.

A.	Refer to the table below for a summary of adjustments made to present Mr. Cooper’s consolidated statement of income (loss) for the three months ended March 31, 2025 to conform with that of Rocket’s:

Mr. Cooper Historical Statement of Operations Line Items	Mr. Cooper Historical for the Three Months Ended March 31, 2025	Reclassification	Rocket Historical Statement of Income (Loss) Line Items (1)	Reclassification	Mr. Cooper Reclassified for the Three Months Ended March 31, 2025
Service related, net	440	(440)	Gain on sale of loans excluding fair value of originated MSRs, net		(17)
Net gain on mortgage loans held for sale	120	(120)	Service related, net	27
Salaries, wages and benefits	193	(193)	Net gain on mortgage loans held for sale	(44)
General and administrative	237	(237)	Fair value of originated MSRs		164
Interest income	189	(189)	Net gain on mortgage loans held for sale	164
Interest expense	(213)	213	Servicing fee income		688
Other income (expense), net	(11)	11	Service related, net	688
Income tax expense	7	(7)	Change in fair value of MSRs, net		(295)
Net income	88	-	Service related, net	(295)
			Interest income		197
			Interest income	197
			Other income		21
			Service related, net	20
			Other income, net	1
			Salaries, commissions and team member benefits		201
			Salaries, wages and benefits	193
			General and administrative	8
			General and administrative expenses		131
			Interest expense	12
			General and administrative	119
			Marketing and advertising expenses		11
			General and administrative	11
			Interest expense(2)		204
			Interest expense	196
			Interest income	8
			Depreciation and amortization		18
			General and administrative	18
			Other expenses		98
			General and administrative	81
			Interest income	5
			Other income, net	12
			(Provision for) benefit from income taxes		(7)
			Net income		88

1)	The indented Mr. Cooper line items listed beneath each Rocket line item represent amounts reclassified from the respective Mr. Cooper statement of operations line items to the corresponding Rocket statement of income (loss) line items.

Rocket Companies, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

B.	Refer to the table below for a summary of adjustments made to present Mr. Cooper’s consolidated statement of income (loss) for the nine months ended September 30, 2025 to conform with that of Rocket’s:

Mr. Cooper Historical Statement of Operations Line Items	Mr. Cooper Historical for the Nine Months Ended September 30, 2025	Reclassification	Rocket Historical Statement of Income (Loss) Line Items (1)	Reclassification	Mr. Cooper Reclassified for the Nine Months Ended September 30, 2025
Service related, net	1,295	(1,295)	Gain on sale of loans excluding fair value of originated MSRs, net		(63)
Net gain on mortgage loans held for sale	440	(440)	Service related, net	92
Salaries, wages and benefits	584	(584)	Net gain on mortgage loans held for sale	(155)
General and administrative	518	(518)	Fair value of originated MSRs		595
Interest income	638	(638)	Net gain on mortgage loans held for sale	595
Interest expense	(643)	643	Servicing fee income		2,031
Other income (expense), net	(14)	14	Service related, net	2,031
Income tax expense	148	-	Change in fair value of MSRs, net		(895)
Net income	466	-	Service related, net	(895)
			Interest income		662
			Interest income	662
			Other income		68
			Service related, net	67
			Other income (expense), net	1
			Salaries, commissions and team member benefits		620
			Salaries, wages and benefits	583
			General and administrative	37
			General and administrative expenses		361
			General and administrative	325
			Interest expense	35
			Salaries, wages and benefits	1
			Marketing and advertising expenses		35
			General and administrative	35
			Interest expense		606
			Interest expense(2)	582
			Interest income	24
			Depreciation and amortization		40
			General and administrative	40
			Other expenses		122
			General and administrative	81
			Interest expense	26
			Other income (expense), net	15
			(Provision for) benefit from income taxes		(148)
			Net income		466

1)	The indented Mr. Cooper line items listed beneath each Rocket line item represent amounts reclassified from the respective Mr. Cooper statement of operations line items to the corresponding Rocket statement of income (loss) line items.

Rocket Companies, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

Note 6 – Mr. Cooper Mergers Adjustments

The following pro forma adjustments have been reflected in the Mr. Cooper Transaction Accounting Adjustments column in the accompanying unaudited pro forma condensed combined statement of income (loss).

a)	Reflects the adjustment to Salaries, commissions and team member benefits with respect to the net stock-based compensation expense for Rocket replacement equity awards. The pro forma impacts reflected in Salaries, commissions and team member benefits are shown in the table below:

	For the Three Months Ended March 31, 2026	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2025
Pro forma transaction accounting adjustments:
Removal of historical Mr. Cooper stock-based compensation expense	$(24)	$(14)	$(150)
Record stock-based compensation expense from replacement awards	7	113	152
Net pro forma transaction accounting adjustment to Salaries, commissions, and team member benefits	$(17)	$99	$2

b)	Reflects the pro forma impact to Interest expense as a result of the elimination of historical interest expense attributed to the Mr. Cooper Notes that were settled in connection with the Mr. Cooper Mergers, and the amortization of the fair value adjustment on the assumed and exchanged Mr. Cooper Notes. The pro forma impacts reflected in Interest expense are shown in the table below:

	For the Three Months Ended March 31, 2026	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2025
Pro forma transaction accounting adjustments:
Removal of historical interest expense on settled Mr. Cooper Notes	$-	$(79)	$(238)
Removal of historical amortization fair value adjustment on assumed and exchanged Mr. Cooper Notes	-	-	3
Amortization of fair value adjustment on assumed and exchanged Mr. Cooper Notes	-	(3)	(11)
Net pro forma transaction accounting adjustment to Interest expense	$-	$(82)	$(246)

c)	Represents the pro forma impact to Depreciation and amortization as a result of the adjustment to intangible assets, which reflects the elimination of historical Mr. Cooper amortization and the recognition of amortization on the fair value of the acquired intangible assets. The pro forma impacts reflected in Depreciation and amortization are shown in the table below:

	For the Three Months Ended March 31, 2026	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2025
Pro forma transaction accounting adjustments:
Removal of historical Mr. Cooper amortization of intangible assets	$-	$(10)	$(101)
Amortization of intangible assets	-	76	264
Net pro forma transaction accounting adjustment to Depreciation and amortization	$-	$66	$163

d)	The estimated income tax impact on Mr. Cooper's Income (loss) before income taxes, inclusive of the pro forma adjustments, utilizing an estimated blended statutory tax rate of approximately 24% for the three months ended March 31, 2026, three months ended March 31, 2025, and year ended December 31, 2025. The tax rates used for the pro forma financial information were based on the blended statutory tax rate, which differed from the actual effective tax rate. Management evaluated this difference and believes it would not have a material impact on the unaudited pro forma condensed combined financial information.

Rocket Companies, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

Note 7 – Mr. Cooper Financing Adjustments

The following pro forma adjustments have been reflected in the Mr. Cooper Financing Adjustments column in the accompanying unaudited pro forma condensed combined statement of income (loss).

a)	Reflects the pro forma impact for interest expense and amortization of deferred financing costs of the 6.125% Senior Notes due 2030 and the 6.375% Senior Notes due 2033 issued by Rocket and the assumed and exchanged Mr. Cooper Notes in Interest expense of $96, and $384 for the three months ended March 31, 2025, and the year ended December 31, 2025, respectively.

b)	Reflects the adjustment to Interest expense for the elimination of the historical interest expense attributed to MSR facilities paid down with the proceeds of the Senior Notes due 2030 and 2033 of $17 and $55 for the three months ended March 31, 2025 and the year ended December 31, 2025, respectively.

c)	Reflects the adjustment to Interest expense for the elimination of the historical interest expense and amortization attributed to the 6.125% Senior Notes due 2030 and the 6.375% Senior Notes due 2033 of $168 for the year ended December 31, 2025.

d)	The estimated income tax impact on the financing pro forma adjustments, utilizing an estimated blended statutory tax rate of approximately 24% for the three months ended March 31, 2025, and the year ended December 31, 2025. The tax rates used for the pro forma financial information were based on the blended statutory tax rate, which differed from the actual effective tax rate. Management evaluated this difference and believes it would not have a material impact on the unaudited pro forma condensed combined financial information.

Rocket Companies, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

($ In Millions, Except Per Share Amounts or Unless Otherwise Noted)

Note 8 – Earnings Per Share

The pro forma basic and diluted weighted average shares outstanding are as follows:

(in 000's)	For the Three Months Ended March 31, 2026	For the Three Months Ended March 31, 2025	For the Year Ended December 31, 2025
Numerator
Pro forma net income (loss)	$319	$(328)	$75
Special dividend on common stock	-	-	(120)
Dividend equivalents on unvested Rocket share-based awards	-	-	(27)
Pro forma net income attributable to common shareholders	$319	$(328)	$(72)

Denominator(1)
Historical Rocket weighted average shares outstanding-basic	2,828,455,368	147,717,296	1,322,362,708
Assumed pro forma conversion of Class D shares	-	1,848,879,483	911,776,183
Shares of Class A common stock issued to Redfin stockholders (2)	-	103,391,679	51,695,840
Shares of Class A common stock issued to Mr. Cooper stockholders (3)	-	705,205,413	528,904,060
Pro Forma Weighted average shares of common stock outstanding - basic	2,828,455,368	2,805,193,871	2,814,738,791

Rocket weighted average shares outstanding-diluted	2,828,455,368	147,717,296	1,322,362,708
Assumed pro forma conversion of Class D shares	-	1,848,879,483	911,776,183
Rocket dilutive share-based awards	18,519,374	5,339,600	-
Shares of Class A common stock issued to Redfin stockholders (2)	-	103,391,679	51,695,840
Shares of Class A common stock to Mr. Cooper stockholders (3)	-	705,205,413	528,904,060
Pro Forma Weighted average shares of common stock outstanding - diluted	2,846,974,742	2,810,533,471	2,814,738,791

Pro forma net income per share of common stock outstanding - basic	$0.11	$(0.12)	$(0.03)
Pro forma net income per share of common stock outstanding - diluted	$0.11	$(0.12)	$(0.03)

(1)	Class A common stock and Class L common stock are presented as a single class of common stock for calculating pro forma EPS as both the Class A common stock and Class L common stock share equally in dividends and residual net assets on a per share basis.

(2)	Shares issued in connection with the Redfin Merger have been adjusted to give pro forma effect as if the transaction had occurred on January 1, 2025.

(3)	Shares issued in connection with the Mr. Cooper Mergers have been adjusted to give pro forma effect as if the transaction had occurred on January 1, 2025.